UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 23, 2005
IVAX Corporation
(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporated)	(Commission file number)	(I.R.S. Employer Identification Number)

4400 Biscayne Boulevard, Miami, Florida		33137

(Address of principal executive offices)		(Zip Code)

(305) 575-6000 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On November 23, 2005, IVAX Corporation (“IVAX”) issued a press release regarding conversion of IVAX’s outstanding convertible notes in connection with its pending acquisition by Teva Pharmaceutical Industries Limited. A copy of the press release is attached hereto as exhibit 99.1 to this Current Report on Form 8-K.
     On November 23, 2005, IVAX issued a press release regarding its offer to repurchase any and all of its outstanding 4.5% Convertible Senior Subordinated Notes due 2008. A copy of the press release is attached hereto as exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued November 23, 2005.
99.2	Press Release issued November 23, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
	Name:	Steven D. Rubin
	Title:	Senior Vice President, General Counsel and Secretary

Date: November 23, 2005

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